UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2009

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Autobytel Inc., a Delaware corporation (“Company”), has approved various amendments to, and a restatement of, the Company’s Amended and Restated Bylaws (the bylaws, as so amended and restated are referred to in this Current Report on Form 8-K as the “Second Amended and Restated Bylaws”).  The Second Amended and Restated Bylaws became effective August 1, 2009.  The Company’s bylaws were amended primarily to implement certain amendments to the General Corporation Law of the State of Delaware (“DGCL”), including changes that became effective August 1, 2009.  In addition, the Second Amended and Restated Bylaws implement various editorial and clean-up changes and changes to the procedures for, and timing of, advance notices by stockholders for nominations of directors and stockholder proposals to be presented at meetings of stockholders.

The following provides a summary of the more significant changes to the Company’s bylaws.  The following summary is not complete and is qualified in its entirety by reference to the Second Amended and Restated Bylaws of Autobytel Inc., a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

The 2009 amendments to the DGCL permit a board of directors to fix different record dates for stockholders entitled to notice of meetings and for stockholders entitled to vote at meetings.  Sections 2.04, 2.05 and 6.05 of the Company’s bylaws have been amended to implement these amendments.  Former Section 2.12 of the bylaws was eliminated in connection with the amendments made to Section 2.05.

Section 2.06 of the Company’s bylaws previously provided that unless otherwise provided by the Company’s certificate of incorporation, the bylaws or by applicable law, the vote required by stockholders to approve a matter presented to stockholders for approval is a vote of a majority of the voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting on the matter presented.  Section 2.06 has been amended to clarify that unless otherwise required by the Company’s certificate of incorporation, the bylaws, applicable law or regulations, or rules or regulations of any stock exchange applicable to the Company or its securities, the vote required by stockholders to approve a matter presented to stockholders for approval is a vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote at the meeting on the matter presented.

Section 2.07 of the Company’s bylaws has been amended to conform to Section 219 of the DGCL regarding electronic access to the Company’s stockholder list.

Section 2.08 of the Company’s bylaws has been amended to conform to Section 231 of the DGCL regarding inspectors of elections.

Section 2.09 of the Company’s bylaws has been amended to conform to Section 228 of the DGCL regarding actions by stockholders without meetings.  The Company’s certificate of incorporation already provided for the elimination of the ability of stockholders to take actions by written consent without meetings.

Section 2.10 of the Company’s bylaws has been amended to change the procedures for, and timing of, advance notices by stockholders for nomination of directors.  The timing for stockholder advance notices for director nominations has been changed to provide that to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days (provided that in the case of the Company’s annual meeting to be held in 2010, the number of days shall be 60 days) nor more than one hundred and twenty (120) days (provided that in the case of the Company’s annual meeting to be held in 2010, the number of days shall be 90 days) prior to the anniversary date of the immediately preceding annual meeting of stockholders (which in the case of the annual meeting held in 2009 was June 25, 2009).  The bylaws provide different notice periods if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after the anniversary date or in the case of a special meeting called for the purpose of electing directors.  The procedures for advance notices by stockholders have been amended to require additional information about the stockholder providing an advance notice and the stockholder’s nominees.  The amendments also require that, unless otherwise required by law, the proposing stockholder be present at the meeting in order to present the stockholder’s nominee, and if the stockholder is not present to present the nomination, the nomination will be disregarded, notwithstanding that proxies in respect to the vote may have been received by the Company.

Section 2.11 of the Company’s bylaws has been amended to change the procedures for, and timing of, advance notices by stockholders for stockholder proposals presented to stockholders at the Company’s annual meeting.  The timing for stockholder advance notices for stockholder proposals has been changed to provide that to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days (provided that in the case of the Company’s annual meeting to be held in 2010, the number of days shall be 60 days) nor more than one hundred and twenty (120) days (provided that in the case of the Company’s annual meeting to be held in 2010, the number of days shall be 90 days) prior to the anniversary date of the immediately preceding annual meeting of stockholders (which in the case of the annual meeting held in 2009 was June 25, 2009).  The bylaws provide different notice periods if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after the anniversary date.  The procedures for advance notices by stockholders have been amended to require additional information about the proposal and the stockholder providing the advance notice.  The amendments also require that, unless otherwise required by law, the proposing stockholder be present at the meeting in order to present the stockholder’s proposal, and if the stockholder is not present to present the proposed business shall not be transacted, notwithstanding that proxies in respect to the vote may have been received by the Company.

Section 3.02 of the Company’s bylaws regarding the authorized number of directors has been amended to eliminate the provision for a range of directors between 3 and 6 directors and to fix the number of directors at 6 directors (which is the current number of authorized directors of the Company) until such number of authorized directors is changed by an amendment of Section 3.02.

Section 3.13 of the Company's bylaws was amended to reflect the Company's election to be governed by Section 141(c)(2) of the DGCL.

Section 6.01 of the Company’s bylaws has been amended to conform to Section 158 of the DGCL regarding uncertificated shares.  The Company’s board of directors has adopted resolutions providing that the Company’s common stock will be uncertificated shares.

Section 7.03 of the Company's bylaws was amended to conform to Section 145(d) of the DGCL.  Sections 7.04 and 7.05 were amended to clarify that they apply to present and former officers and directors.

Section 7.10 of the Company’s bylaws that provided for indemnification of directors and officers and advancement of expenses in certain circumstances and that were supplemental to the indemnification and advancement of expenses provided for under other provisions of the bylaws has been deleted in its entirety.

Various provisions of the bylaws were amended to provide that the form and delivery method of resignations, notices and consents provided pursuant to the bylaws has been updated so that electronic transmission of such resignations, notices and consents shall be acceptable means of delivery.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

3.1                 Second Amended and Restated Bylaws dated August 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             Autobytel Inc.

 Date: August 5, 2009                                                                                                                          By:   /s/ Glenn E. Fuller
                                                                                                  Glenn E. Fuller, Executive Vice President,
                                                                                                  Chief Legal and Administrative Officer
                                                                                                   and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws dated August 1, 2009